UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

May 29, 2020

Date of report (Date of earliest event reported)

KIDOZ INC.

(Previously Shoal Games Ltd)

(Exact Name of Registrant as Specified in Its Charter)

Anguilla, British West Indies	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b0 of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (Section 230.405mof this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

        Emerging Growth Company                        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.                                                                                                            [ ]

Explanatory Note

Kidoz Inc. ("the Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") on March 27, 2020 (the "Annual Filing") and on May 13, 2020 (the "Quarterly Filing"), in reliance on an order issued by the SEC on March 4, 2020 and amended March 25, 2020 (Release Nos. 34-88318 and 34-88465) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended, providing a 45-day filing extension (the "Order"). The Company is filing this Amendment No. 1 (the "Amendment") to the Annual and Quarterly Filings solely for the purpose to comply with the Order by disclosing in this report that it is relying on this Order and stating the reasons why it could not file such report on a timely basis.

ITEM 8.01 Other Events.

Application for a 45-days extension of the filing deadline of the Form 10-K and Form 10-Q.

On March 4, 2020, the U.S. Securities and Exchange Commission (the "SEC") issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel Coronavirus ("COVID- 19") outbreak (the "SEC Order"). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if the following conditions are satisfied.

(a) The registrant or any person required to make any filings with respect to such a registrant is unable to meet a filing deadline due to circumstances related to COVID-19;

(b) Any registrant relying on this Order furnishes to the Commission a Form 8-K or, if eligible, a Form 6 by the later of March 16 or the original filing deadline of the report stating:

(1) that it is relying on this Order;

(2) a brief description of the reasons why it could not file such report, schedule or form on a timely basis;

(3) the estimated date by which the report, schedule, or form is expected to be filed;

(4) a company specific risk factor or factors explaining the impact, if material, of COVID-19 on its business; and

(5) if the reason the subject report cannot be filed timely relates to the inability of any person, other than the registrant, to furnish any required opinion, report or certification, the Form 8-K or Form 6-K shall have attached as an exhibit a statement signed by such person stating the specific reasons why such person is unable to furnish the required opinion, report or certification on or before the date such report must be filed.

(c) The registrant or any person required to make any filings with respect to such a registrant files with the Commission any report, schedule, or form required to be filed no later than 45 days after the original due date; and

(d) In any report, schedule or form filed by the applicable deadline pursuant to paragraph (c) above, the registrant or any person required to make any filings with respect to such a registrant must disclose that it is relying on this Order and state the reasons why it could not file such report, schedule or form on a timely basis.

On March 11, 2020, the Company took the decision that its employees will commence working from home so as to reduce the spread of COVID-19. The spread of Coronavirus related illness, such as COVID-19, within the offices of the Company or among its key employees, notwithstanding work-from-home arrangements, could severely impair the operational capabilities of the Company resulting in harm to the Company's business and its operating results.

The COVID-19 restrictions particularly in Israel, caused the Company significant disruptions in the following areas, 1) limited access to the Company's facilities and 2) the stay at home orders, all of which is resulting in limited support from our staff and professional advisors. This has, in turn, delayed the Company's ability to obtain all of the necessary financial records that it needs to permit the Company to prepare and complete its 2019 annual and the first quarter of fiscal 2020 quarterly report in a timely manner.

Accordingly, in reliance upon the Order dated March 4, 2020, Release No. 34-88465, supplemented by Release No. 34-88465 dated March 25, 2020, the Company filed its 2019 Annual Report on Form 10-K on April 22, 2020, which was within the 45 day extension period from the original filing deadline of March 30, 2020.

In addition, the Company expects to file it first quarter of fiscal 2020 Quarterly Report on Form 10-Q within the 45-day extension period from the original filing deadline of May 15, 2020.

Accordingly, the Company discloses, in this report, that it is relying on the Order for purposes of filing the 2019 Form 10-K and first quarter Form 10-Q.

Risk Factor: Our business may suffer from the severity or longevity of the Coronavirus/COVID-19 Global Outbreak.

In March 2020 the World Health Organization declared Coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including the Company's. In early March 2020, the Company employees commenced working from home and commenced social distancing. This has reduced the support from our staff and our professional advisors. This outbreak could decrease spending, adversely affect demand for the Company's product and harm the Company's business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on the Company's business or results of operations at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Previously Shoal Games Ltd.)

(Registrant)

Date : May 29, 2020    By:                   /s/ J. M. Williams                              /s/ E. Ben Tora

J.M. WILLIAMS,                                 E. BEN TORA

Director                                               Director